As filed with the Securities and Exchange Commission on August 15, 1996 Registration No. 333-06905
=============================================================================

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_______________________

AMENDMENT NO. 4
TO
FORM S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

OREGON METALLURGICAL CORPORATION
(Exact name of registrant as specified in its charter)

0-1339

Oregon                                      93-0448167
(State or other jurisdiction            (I.R.S. Employer
of incorporation or organization)      Identification No.)

530 34th Avenue, S.W., Albany, Oregon  97321
(541) 967-9000
(Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

CARLOS E. AGUIRRE
President and Chief Executive Officer
530 34th Avenue, S.W.
Albany, Oregon  97321
(541) 967-9000
(Name, address, including zip code and telephone number, including zip code of agent for service)

Copies to:
Carmen M. Calzacorta                                    Gregory K. Miller
Gregory W. Mallory                                      Malu S. Mercado
Schwabe, Williamson & Wyatt                             Latham & Watkins
1211 S.W. Fifth Avenue, Suites 1600-1800                505 Montgomery
Street, Suite 1900
Portland, Oregon  97204-3795                            San Francisco,
California  94111-2562
(503) 222-9981 (telephone)                              (415) 391-0600
(telephone)
(503) 796-2900 (facsimile)                              (415) 395-8095
(facsimile)

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable following the effectiveness of this Registration
Statement.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities
Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / _________

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ________

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / / ________


        THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS
REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
=============================================================================

EXPLANATORY NOTE

        This Amendment No. 4 to Form S-3 Registration Statement contains only
Item 16 of Part II thereof and Exhibit 5.1. This filing is being made solely for the purpose of amending those items.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS

1.1     Form of Underwriting Agreement**

4.1     Restated Articles of Incorporation (incorporated by reference to
        Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1993)

4.2 Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended December 31,
        1994)

4.3 Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995)

5.1     Opinion of Schwabe, Williamson & Wyatt, P.C.*

23.1    Consent of Coopers & Lybrand L.L.P., independent accountants**

23.2    Consent of Schwabe, Williamson & Wyatt, P.C. (included in Exhibit 5.1) *

24.1 Power of Attorney of certain directors and officers of the Registrant (included on page II-4 of the Registration Statement on Form S-3, 333-06905)

24.2    Power of Attorney of James S. Paddock**

24.3    Power of Attorney of Gilbert E. Bezar**

______________________
*       Filed herewith
**      Filed previously

        All other schedules are omitted because they are not applicable or the required information is contained in the financial statements or notes thereto.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Portland, State of Oregon, as of August 15, 1996.

                            OREGON METALLURGICAL CORPORATION


                            By: /s/ CARLOS E. AGUIRRE
                            _________________________________________
                            Carlos E. Aguirre, President and Chief
                            Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities effective on August 15, 1996.

        SIGNATURE                             TITLE


/s/ CARLOS E. AGUIRRE
________________________              President and Chief Executive Officer
(Carlos E. Aguirre)                   (Principal Executive Officer) and Director

/s/ DENNIS P. KELLY
________________________              Vice President, Finance and Treasurer
(Dennis P. Kelly)                     (Principal Financial Officer and Principal
                                      Accounting Officer)

          *                           Chairman, Board of Directors
________________________
(Howard T. Cusic)

          *                           Director
________________________
(Gilbert E. Bezar)

          *                           Director
________________________
(Thomas B. Boklund)

          *                           Director
________________________
(Roger V. Carter)

          *                           Director
________________________
(Nicholas P. Collins)

          *                           Director
________________________
(David H. Leonard)

          *                           Director
________________________
(James S. Paddock)

          *                           Director
________________________
(James R. Pate)


*By:/s/ DENNIS P. KELLY
    ____________________
    Dennis P. Kelly, Attorney-in Fact

INDEX TO EXHIBITS

                                                          Sequentially
                                                            Numbered
                                                              Page
Exhibit No.                     Exhibit                      Number
___________                     _______                   ____________

1.1     Form of Underwriting Agreement** ...................

4.1 Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the year ended December 31,
        1993) ..............................................

4.2     Restated Bylaws (incorporated by reference to
        Exhibit 3.2 to the Registrant's Annual Report on
        Form 10-K for the year ended December 31, 1994) ....

4.3 Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the
        quarter ended June 30, 1995) .......................

5.1     Opinion of Schwabe, Williamson & Wyatt, P.C.* ......

23.1    Consent of Coopers & Lybrand L.L.P., independent
        accountants** ......................................

23.2    Consent of Schwabe, Williamson & Wyatt, P.C.
        (included in Exhibit 5.1)* .........................

24.1    Power of Attorney of certain directors and officers
        of the Registrant (included on page II-4 of the
        Registration Statement on Form S-3, 333-06905) .....

24.2    Power of Attorney of James S. Paddock** ............

24.3    Power of Attorney of Gilbert E. Bezar** ............


________________________
*       Filed herewith
**      Filed previously